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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




         Date of report (Date of earliest event reported): May 23, 2002





                                  K.SWISS Inc.
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               (Exact Name of Registrant as Specified in Charter)

             Delaware                     0-18490                95-4265988
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   (State or Other Jurisdiction   (Commission File Number)      (IRS Employer
        of Incorporation)                                    Identification No.)

31248 Oak Crest Drive  Westlake Village, CA                        91361
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(Address of Principal Executive Offices)                        (Zip Code)

       Registrant's telephone number, including area code: (818) 706-5100

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

       On May 23, 2002, the Registrant announced its stockholders approved a proposal to increase the number of authorized Class A Common shares and its Board declared a two-for-one stock split of the Class A and Class B Common Stock. The stock split will be effected by way of a one hundred percent (100%) stock dividend in which one additional share of Class A Common Stock and one additional share of Class B Common Stock will be issued for each share of Class A Common Stock and Class B Common Stock held, respectively. Additional stock certificates will be mailed on June 21, 2002 to stockholders of record at the close of business on June 7, 2002. The Board of Directors also approved an increase in the Company's quarterly cash dividend per Class A and Class B share, on a post-split basis, to $0.01 per share.

       The Registrant's press release regarding these matters is included in
Exhibit 99.1 to this Form 8-K and is incorporated by reference into this Item 5.

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA AND EXHIBITS.

(c)      Exhibit

         Exhibit No.               Description
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         99.1                      Press Release issued May 23, 2002.

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                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 K.SWISS Inc.

Date: May 24, 2002               By: /s/ George Powlick
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                                     Name:  George Powlick
                                     Title: Vice President - Finance,
                                            Chief Financial Officer and Director

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                                  EXHIBIT INDEX

Exhibit No.             Description
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99.1                    Press Release issued May 23, 2002.

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